All Terrain Opportunity Fund (the “Fund”)
A series of Investment Managers Series Trust II

Supplement dated November 12, 2015, to the
Prospectus and Statement of Additional Information dated November 3, 2014.

Effective May 1, 2015, Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”) entered into a new Operating Expenses Limitation Agreement with the Fund. This agreement is in effect until March 1, 2016 and this information supplements and/or amends any information to the contrary in the Fund’s Prospectus and Statement of Additional Information.

The following replaces the second footnote to the “Fees and Expenses of the Fund” table on page 1 of the Prospectus:

Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors, have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C and Class I shares of the Fund, respectively. Any such fee waiver or reimbursement of operating expenses will be borne 60% by Castle Financial and 40% by Bauer Capital. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Bauer Capital is not subject to reimbursement by the Fund.

The following replaces the 4th paragraph under “Investment Advisors” on page 13 of the Prospectus:

Pursuant to the Co-Advisory Agreement between Bauer Capital and the Trust, the Fund pays Bauer Capital for the services and facilities it provides an annual advisory fee, payable on a monthly basis, of 0.90% of the Fund’s average daily net assets. Pursuant to the Co-Advisory Agreement between Castle Financial and the Trust, the Fund pays Castle Financial for the services and facilities it provides an annual advisory fee, payable on a monthly basis, of 0.60% of the Fund’s average daily net assets. Castle Financial has agreed to voluntarily waive its advisory fee until further notice. Castle Financial will not seek recoupment of any advisory fees it voluntarily waives.

The following replaces the 3rd paragraph under “Portfolio Managers” on page 13 of the Prospectus:

Korey Bauer, Portfolio Manager

Mr. Bauer is the President and Chief Executive Officer of Bauer Capital. Mr. Bauer was Senior Vice President, Analyst and Market Technician at Castle Financial from 2011 until 2014. He is the developer of Bauer Capital’s proprietary models. In addition, Mr. Bauer has been a Registered Representative and an Investment Advisor Representative of Interactive Brokers Group, LLC since August 2015. Mr. Bauer served as Portfolio Manager of the Catalyst Macro Strategy Fund. Mr. Bauer has been performing extensive research on the financial markets since 2007 and is a published author on SeeItMarket.com, Nasdaq.com and other publications. Mr. Bauer is a graduate of Marist College with a degree in History.

The following replaces the 2nd and 3rd paragraphs under “Fund Expenses” on page 14 of the Prospectus and the 2nd paragraph on page 45 and the 1st paragraph on page 46 of the Statement of Additional Information:

Please file this Supplement with your records.

Castle Financial and Bauer Capital have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C and Class I shares of the Fund, respectively. Any such fee waiver or reimbursement of operating expenses will be borne 60% by Castle Financial and 40% by Bauer Capital. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Bauer Capital is not subject to reimbursement by the Fund.

As noted in the “Fees and Expenses of the Fund” table in the Prospectus, the Fund charges a 1.00% redemption fee on redemptions of shares within 60 days of purchase. Effective immediately, the following text supplements the information under the heading entitled “YOUR ACCOUNT WITH THE FUND” in the Fund’s Prospectus:

Redemption Fee	You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 60 days of purchase. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if an Advisor determines that doing so is in the best interests of the Fund.

Please file this Supplement with your records.

The following replaces the chart and last paragraph on page 46 and the 1st full paragraph on page 47 of the Statement of Additional Information:

Other Accounts Managed by the Portfolio Managers. As of the date of this SAI, information on other accounts managed by the Fund’s portfolio managers is as follows.

Al Procaccino
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	0	$0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	411	$35,400,000	0	0

Korey Bauer
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	0	$0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	$0	0	0

Material Conflicts of Interest. As the Fund is co-managed by Castle Financial and Bauer Capital, and both Castle Financial and Bauer Capital have clients other than the Fund, conflicts of interest may arise in connection with management of the Fund’s portfolio. For example, there may be instances when similar portfolio transactions may be executed by either Castle Financial or Bauer Capital in the same security for the Fund and other accounts the Advisor manages. In such instances, securities will be allocated in accordance with Castle Financial’s or Bauer Capital’s trade allocation policy, as applicable, to ensure that the Fund and such other accounts are treated in a fair and equitable manner, and that no client or account is favored over another. In addition, an Advisor may be purchasing or selling a particular security for the Fund at the same time another of its accounts, or an account of the other Advisor, is taking the opposite action as a result of differing investment goals or cash requirements. Each Advisor will make every effort not to purchase or sell a security for the Fund on the same day other accounts of either Advisor are taking the opposite action with respect to the same security. In addition, neither Advisor will initiate a short sale for the Fund or any other account managed by the Advisor when the Fund or such other account either holds, or intends to acquire, a long position in the same security. If the Fund or any such other account purchases a long position in a security when the Fund or such another account has an existing short position in the same security, neither Advisor will initiate further short sales with respect to the security.

In addition, Mr. Procaccino is a registered representative of Cadaret, Grant & Co., Inc., and Mr. Bauer is a registered representative of Interactive Brokers Group, LLC, each of which a registered broker-dealer firm, and in such capacity each of Mr. Procaccino and Mr. Bauer makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds. Actual or apparent conflicts of interests may arise as a result of Mr. Procaccino’s and Mr. Bauer’s dual employment. To avoid conflicts arising from his brokerage clients’ purchase or sale of assets held by, or being purchased or sold by, the Fund, each of Mr. Procaccino and Mr. Bauer will make every effort not to recommend the purchase or sale of a security to such clients on the same day the Fund is purchasing or selling the same security. Furthermore, as Mr. Procaccino’s compensation from Castle Financial and Mr. Bauer’s compensation from Bauer Capital is based in part on a percentage of the assets of the Fund, each of them may have an incentive to recommend that his brokerage clients purchase shares of the Fund, although he will not do so unless he has reasonable grounds for believing that the recommendation is suitable for the client based on his knowledge of relevant information concerning the client’s investment objectives, financial position and needs, ability and willingness to accept risks, other securities positions or investments, and any other relevant factors that should influence an investment recommendation.

Please file this Supplement with your records.